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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 29, 2000
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                                  GenCorp Inc.

               (Exact Name of Registrant as Specified in Charter)



            Ohio                        1-01520                 34-0244000
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(State or Other Jurisdiction       (Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California              95670
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      (Address of Principal Executive Offices)                    (Zip Code)


P.O. Box 537012, Sacramento, California                           95853-7012
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         (Mailing Address)                                        (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99 and incorporated herein by this reference is the text of the registrant's press release which was issued on December 29, 2000.

In a GenCorp Inc. press release dated December 29, 2000, GenCorp Inc. announced that it has completed the purchase of the Draftex International Car Body Seals Division, the automotive vehicle sealing unit of The Laird Group.


ITEM 7.  EXHIBITS


Table                                                                 Exhibit
Item No.    Exhibit Description                                       Number
--------    -------------------                                       -------

    99      GenCorp Inc. press release dated December 29, 2000          99
            announcing that it has completed the purchase of the Draftex International Car Body Seals Division, the automotive vehicle sealing unit of The Laird Group.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  GENCORP INC.





                                           By: /s/ William R. Phillips
                                              --------------------------------
                                         Name:     William R. Phillips
                                        Title: Senior Vice President, Law,
                                               General Counsel and Secretary


Dated:  January 2, 2001